Deferred tax assets and liabilities	6 Months Ended
Jun. 30, 2022
Deferred tax expense (income) [abstract]
Deferred tax assets and liabilities	Deferred tax assets and liabilities

Euronav NV and its subsidiaries had available combined cumulative tax losses and other tax credits carried forward of USD 122.1 million and USD 128.9 million as of June 30, 2022 and December 31, 2021, respectively. Under current local tax laws, these loss carry forwards have an indefinite life and may be used to offset future taxable income of Euronav NV and its subsidiaries.
The Company did not recognize deferred tax assets of USD 28.1 million and USD 30.0 million as of June 30, 2022 and December 31, 2021, respectively, that can be carried forward against future taxable income, because it is not considered more likely than not that these deferred tax assets will be utilized in the foreseeable future.